Investor Presentation May 2006 Exhibit 99.1

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Forward-Looking Statements
This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,”
“anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, initiatives to increase sales, the rollout and market acceptance of new products, initiatives to generate productivity improvements and reduce costs, the Company’s intention to repurchase shares of its common stock from time to time under its share repurchase program, and management’s expectations regarding its net sales, GAAP net income and capital expenditures for 2006, are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-
looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions and consumer confidence; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to further penetrate the US retail furniture channel, including the timing of opening or expanding within large retail accounts; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; rising commodity costs; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time. Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the
Securities and Exchange Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors". Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

2 2 Tom Bryant CEO & President

3 3
Business Review
Business Review
Leading producer of premium mattresses and pillows
–
Proprietary formula and manufacturing process
–
#1 visco-elastic market share
–
Highest profitability in our industry
Global sales under the “TEMPUR™” and “Tempur-Pedic™” trademarks
–
Truly international with sales in over 70 countries through 4 diverse channels
–
39% CAGR in the four years ending December 31, 2005
–
22% growth in 2005
Premium segment (>$1,000) of ~$12 billion global wholesale mattress market
–
Believe premium represents ~50% of the U.S. market
–
Fastest-growing segment
TEMPUR™ products provide greater overall comfort and better quality sleep
–
Temperature-sensitive and contours more naturally to the body
–
Recommended by more than 25,000 healthcare professionals

4 4
Seasoned Management Team
Consumer
Name Position Prior Experience Products Inter'l
Tom Bryant CEO & President CEO, Stairmaster Sports & Medical Products
President, Dunlop Maxfli
Johnson & Johnson (13 years)
Dale Williams CFO CFO, Honeywell Control Products
CFO, Saga Systems
CFO, GE Information Services; (15 years at GE)
Matt Clift EVP, Operations VP/GM Lexmark International
Lexmark/IBM (23 years)
David Montgomery EVP, International President, Rubbermaid Europe
VP, Black & Decker Europe, Middle East, Africa
Prior Experience

5 5 Product Overview

6 6
Tempur-Pedic Swedish Sleep System
Therapeutic Benefits
Excellent Pressure & Pain Management
–
Manages pressure over the entire mattress surface
Open Cell Technology
–
Unlike water, air and foam products, Tempur material promotes airflow
Body Conforming & Support
–
Neck and spine supported in the correct anatomical position
Safe and Healthy
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Antimicrobial and hypoallergenic
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Resistant to dust mites, household allergens and mold
Maintenance Free
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Never needs to be turned or serviced

7 7
Diversity Across Products
Diversity Across Products
1Q06 Sales: $40.2 million (18% of Total)
Retail Price:
– Adjustable Beds: $1,300 – $2,800
– Other: $35 – $150
1Q06 Sales: $28.5 million (12% of Total)
Retail Price: $70 – $165
1Q06 Sales: $159.9 million (70% of Total)
Queen Retail Price Point: $1,199 – $5,499
Pillows
Adjustable
Beds / Other
Mattresses

8 8
Extending Our Product Line
The GrandBed by Tempur-Pedic™
7 layer mattress featuring Tempur-HD™
New level of luxury with silk-blended cover
Queen SRP: $5,499
The RhapsodyBed by Tempur-Pedic™
Features Tempur HD™ - latest
formulation
Cover features micro-fiber suede sides
and TEMPUR-Tex™
Queen SRP: $2,399

9 9 Vertically Integrated Business Model

10 10
Global, vertically integrated
manufacturer
State of the art, highly automated,
ISO-certified plants
>$200 million invested
Denmark (500K sq ft)
Duffield, VA (500K sq ft) Albuquerque, NM (750K sq ft)
Manufacturing Facilities
Note: New Mexico facility under construction and expected to open by year end 2006

11 11 Brand Building

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> 80 million “impressions” per month
> 600 million “impressions” per month
Includes national spots on such shows as: The Radio Factor with Bill
O’Reilly, Westwood One, Dr. Laura, Dr. Joy Browne and WOR with
John Gambling
> 900 million “impressions” per month
> 2.8 billion “impressions” per month
High profile events: The Apprentice, Oscar’s, Emmy’s, Grammy’s
Newspapers
Television
Radio
Magazines
Cost Effective Advertising to Build
Global Brand
Tempur-Pedic’s national advertising campaign drives over 4.3 billion consumer “impressions” per month

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Continue to Build Global Brand
Total Brand Awareness: 78% up from 60% in two years
___________________________
Note:  Total brand awareness for mattresses based on study commissioned by Tempur-Pedic and completed in the first quarter of each year.

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Source: Independent survey commissioned by Tempur-Pedic
Almost all of our customers have recommended Tempur-Pedic, with about
Almost all of our customers have recommended Tempur-Pedic, with about two-thirds reporting that they recommended Tempur-Pedic one to five times.
two-thirds reporting that they recommended Tempur-Pedic one to five times.
42% of retail customers report that someone purchased a Tempur-Pedic
42% of retail customers report that someone purchased a Tempur-Pedic mattress as a result of their recommendation.
mattress as a result of their recommendation.
Customer Passion
Customer Passion
95%
65%
18%
17%
42%
0%
20%
40%
60%
80%
100%
Recommended
Tempur-Pedic
1-5 times 6-10 times 11+ times Purchase resulted
from
recommendation

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Retailer Feedback on Tempur-Pedic
Retailer Feedback on Tempur-Pedic
Tempur-Pedic is the brand with the highest
Tempur-Pedic is the brand with the highest
profit margins
profit margins
Brand consumers ask about most
Brand consumers ask about most
Easiest
Easiest
brand to sell
brand to sell
Retailers generate significantly more of their
Retailers generate significantly more of their
total sales
total sales
from Tempur-Pedic than its relative
from Tempur-Pedic than its relative
floor space
floor space
Tempur-Pedic commissioned recent third party survey of mattress retailers. Retailers provided wide-ranging feedback on variety of issues, including the following:

16 16 Dale Williams SVP and Chief Financial Officer

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$116.8
$156.0
$268.2
$433.3
$566.5
$159.9
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
2004 2004
Mattresses Key Growth Driver
Mattresses Key Growth Driver
Mattress Revenues
2001 2001
2002 2002
2003 2003
Established Accounts + Targeted
Established Accounts + Targeted
New Stores
New Stores
Increasing slots per store
Increasing slots per store
Growing brand awareness
Growing brand awareness
31% Growth in ‘05
31% Growth in ‘05
($ in millions)
2005 2005
Notes:
1. Growth in the first half of 2005 was much higher than growth in the second half of 2005.
2. For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2005. For a discussion of the Company’s performance for Q1 2006, please refer to the Company’s earnings release included in the Company’s 8-K dated April 20, 2006.
1Q06 1Q06

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Historical Net Sales Historical Operating Income
(1)
Growing Net Sales and Profitability
Growing Net Sales and Profitability
$221.5
$298.0
$479.1
$684.9
$836.7
$228.6
$0
$100
$200
$300
$400
$500
$600
$700
$800
Net Sales
($ in millions)
$30.4
$39.4
$97.1
$151.0
$190.9
$47.2
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Operating
Income
___________________________
1. Includes $9.8 million in non-cash charges for the two months ended December 31, 2002 relating to the step-up in inventory as of November 1, 2002 relating to the Tempur acquisition. The year ended December 31, 2003 includes
$4.1 million in compensation expense relating to stock option grants and acceleration. 2004 includes $5.4 million in compensation expense relating to stock option grants and acceleration and $0.9 million in fees related to secondary offering. 2005 includes $2.4 million in compensation expense relating to stock option grants. 1Q06 includes $0.6 million in compensation expense relating to stock options and FAS123R.
2. For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2005. For a discussion of the Company’s performance for Q1 2006, please refer to the Company’s earnings release included in the Company’s 8-K dated April 20, 2006.
($ in millions)
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 1Q06 1Q06
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 1Q06 1Q06

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$19.7
$35.1
$47.0
$77.0
$102.2
$51.6
$0
$20
$40
$60
$80
$100
Cash Flow from Operations
Cash Flow from Operations
Operating Cash Flows
Growth of operating cash flows
Growth of operating cash flows
Business model generates
Business model generates
significant operating cash flows
significant operating cash flows
Identified key initiatives to
Identified key initiatives to
continue to improve cash flow
continue to improve cash flow
($ in millions)
Note: For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form
10K for 2005. For a discussion of the Company’s performance for Q1 2006, please refer to the Company’s earnings release included in the Company’s 8-K dated April 20, 2006.
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 1Q06 1Q06

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Investment Highlights
Investment Highlights
#1 In The Fast Growing Viscoelastic Market
#1 In The Premium Mattress Market
#1 In The Premium Pillow Market
#1 In International Operations of All U.S. Bedding Manufacturers
#1 In The Industry For Profitability
#1 In U.S. Consumer Referrals for Mattresses
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#1 In Retail Sales And Profit Per Sq Ft
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___________________________
1. Based on net sales, including management’s estimates of sales by companies that do not publicly report sales of viscoelastic mattresses and pillows, premium mattress and premium pillows.
2. Based on total company-owned foreign operations by U.S. based bedding manufacturers, including management’s estimates for companies that do not publicly report such information.
3. Based on total net income for all publicly reporting US mattress manufacturers.
4. Based on independent survey(s) commissioned by Tempur-Pedic and management estimates.
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Investor Presentation May 2006